Discontinued operations	12 Months Ended
Dec. 31, 2016
Discontinued operations
Discontinued operations

5. Discontinued Operation

In June 2013, the Group discontinued an operation in the PRC which was part of the Group’s Consumer Health business under the Commercial Platform segment, as its performance was below expectation in light of increased competitive activities in the consumer products market.

The results and cash flows of the discontinued operation are set out below.

	Year Ended
	December 31,
	2016	2015	2014
	(in US$’000)
Other income	—	—	2,096
Net income before taxes from discontinued operation	—	—	2,096
Income tax expense	—	—	(62)
Net income for the year from discontinued operation	—	—	2,034
Cash flow from discontinued operation
Net cash generated from operating activities	—	—	2,515
Net increase in cash and cash equivalents	—	—	2,515

The other income for the year ended December 31, 2014 represented the compensation income from an arbitration proceeding against a supplier, being the excess of US$2.5 million compensation proceeds received over the carrying amount of US$0.4 million receivables recorded in prior years.